EXHIBIT 10.2

Performance Guarantee Confirmation
Reference is made to a Performance Guarantee dated as of December 16, 2014 made by the undersigned in favour of the Purchaser (the “Performance Guarantee”). The undersigned acknowledges and confirms that the performance guarantee remains in full force and effect notwithstanding the entering into of this fourth amendment.
Dated this 15th day of February, 2019.

WINTRUST FINANCIAL CORPORATION
By:	/s/Edward J. Wehmer
Name: Edward J. Wehmer
Title: President & CEO

By:	/s/Kathleen M. Boege
Name: Kathleen M. Boege
Title: EVP, General Counsel, & Corporate Secretary